                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 AUGUST 27, 2001
                                                                 ---------------

                         ASTHMA DISEASE MANAGEMENT, INC.
--------------------------------------------------------------------------------
               (Exact Name of registrant as specified in charter)

       DELAWARE                     033-01534-D                22-3253496
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
of Incorporation)                                         Identification Number)

1223 BERKS STREET, SUITE 201, PHILADELPHIA, PA                   19125
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (215) 634-4101

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                     ---------------------------------------

                     Exhibit Index appears on page 4 hereof.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On August 27, 2001, Ciro E. Adams, CPA ("Adams") resigned as the independent auditor of Asthma Disease Management, Inc. (the "Company"). Adams was engaged as independent auditor for the Company in July 2000. No report provided by Adams during his engagement by the Company contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, other than Adam's audit report dated August 21, 2000, of the balance sheet dated May 31, 2000, and the related statements of operations, cash flows and changes in stockholders' equity, which was modified as to the uncertainty of the Company to continue as a going concern.

      During the term of Adams' engagement by the Company, there were no disagreements with Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Adams would have caused Adams to make reference to the subject matter of the disagreement in connection with Adams' report other than the following:

1. The failure of the Company to disclose the suspension of the operation of its on-site clinical laboratory;

2. Restrictions regarding the scope of the audit; and

3. The failure of the Company to have its Form 10-QSB for the quarter ended February 28, 2001 reviewed by an independent auditor, and its failure to disclose such failure.

      On August 30, 2001, the Board of Directors of the Company and Adams discussed and resolved their disagreements and Adams was re-engaged as the Company's independent auditor to audit the Company's financial statements as of and for the year ended May 31, 2001. The resolutions to the disagreements between Adams and the Company are as follows:

1. The Company will disclose in its Form 10-KSB, due on September 13, 2001, that the Company has suspended the operation of its on-site clinical laboratory;

2. All books and records required by Adams to complete the audit will be made available to Adams; and

3. The Company will subject all information relating to the quarter ended February 28, 2001 to the audit procedures applied by Adams in connection with Adams' audit of the Company's financial statements for the year ended May 31, 2001.

The re-engagement of Ciro E. Adams, CPA was approved by the Board of Directors of the Company.

      Ciro E. Adams, CPA reviewed the disclosure provided in this current report on Form 8-K prior to its filing with the Securities and Exchange Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   By: /s/ JAMES F. O'CONNOR
                                       --------------------------------------
                                       Name:  James F. O'Connor
                                       Title: Chairman of the Board of Directors

Date: September 5, 2001

                                  EXHIBIT INDEX

EXHIBIT NO.
-----------

16.1 Letter from Ciro E. Adams, CPA stating that it has reviewed the current report on Form 8-K and has no objection to the statements made within such report.